=====================================================================================================

                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549
                                             ----------

                                              FORM 8-K
                                           Current Report
               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report (date of earliest event reported): May 15, 2003

                              Bogen Communications International, Inc.
                         --------------------------------------------------
                         (Exact Name of Registrant as Specified in Charter)

           Delaware                          0-22046                            38-3114641
--------------------------------      ------------------------      ---------------------------------
(State or Other Jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
     Incorporation)

                                          50 Spring Street,
                                      Ramsey, New Jersey 07446
                              ----------------------------------------
                              (Address of Principal Executive Offices)

                                           (201) 934-8500
                        ----------------------------------------------------
                        (Registrant's telephone number, including area code)

=====================================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     Bogen Communications International, Inc. (the "Company"), on May 15, 2003, issued the following release:

                              FOR IMMEDIATE RELEASE

                    BOGEN REPORTS 2003 FIRST QUARTER RESULTS

Ramsey, NJ, May 15, 2003 - Bogen Communications International,  Inc., (NASDAQ: BOGN) ("Bogen") today announced results for the first quarter ended March 31, 2003.

SALES

First quarter net sales declined 8.1% to $11,377,000 from $12,376,000 in last year's first quarter.

o        U.S.  SALES for the first  quarter of 2003 were down 14.3% from the first  quarter of 2002.
         The sales decline was most notable in Pro Audio and Engineered Systems,  although Telco and
         Commercial Audio shipments also decreased.

o        EUROPEAN first quarter sales in U.S.  dollars rose 14.6% from the first quarter of 2002. In
         Euro terms, however, first quarter sales slid 6.8%:

         o     The decline,  in Euros,  was confined to Speech Design's  Corporate Voice  Processing
               ("CVP") product line, which dropped 16.1%. Sales of Speech Design's Unified Messaging
               ("UMS") products and services climbed 144.9%, albeit from a low revenue base in 2002.

GROSS MARGIN

The Company's  overall  gross margin was 42.7% in the first quarter of 2003,  down from 43.9% in the first quarter of 2002.

o        U.S. gross margins slipped in the first quarter to 41.0% from 41.8% in the same period last year.  This  change  reflects  fluctuations  in mix among  products  and  channels  and the absorption of fixed costs relative to sales volume.

o        EUROPEAN  first  quarter  gross  margins  fell to 47.2% from 51.6% last year.  The  decline reflects volume and mix fluctuations and an increase in fixed costs relative to sales.

OPERATING & OTHER EXPENSES

Consolidated  operating  expenses  were  $6,096,000  in the first  quarter of 2003, up 6.8% from the
$5,710,000  for the same period last year. As a percentage  of sales,  operating  expense  increased primarily due to the lower absorption of fixed costs relative to the decreased sales volume.

o        IN THE U.S.,  operating  expenses  dipped 2% to  $3,489,000,  from last year's  $3,562,000.
         Because of the  decrease in revenue,  operating  expenses  expressed  as a percent of sales climbed to 41.9% from last year's 36.7%.

                                               (more)

Bogen Communications International, Inc.                                                      Page 2
May 15, 2003

o        IN EUROPE,  operating  expenses were $2,607,000 in the first quarter of 2003, up 21.3% from
         $2,148,000  in 2002. In Euros,  operating  expenses  decreased  1.1% compared to last year, to(euro)2,433,000  from(euro)2,467,000.  As a percent of European sales, operating expenses were 85.3% of sales this year, up from 80.5% of sales last year.

RESULTS FROM OPERATIONS AND EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION ("EBITDA")

The Company's consolidated net loss for the first quarter of 2003 was $851,000, or $0.16 per diluted share.  In the same  period of 2002,  the  Company  had a net loss of  $283,000 or $0.03 per diluted share. At the end of the first quarter of 2003, the Company had 5,214,449  weighted-average  diluted shares  outstanding  compared to 9,100,745  diluted shares in the same period in 2002. EBITDA in the first quarter of 2003 was $(716,000) compared to $175,000 in the same period last year.

o        THE U.S. SEGMENT  sustained an operating loss of $79,000 and a loss of $63,000 before taxes in 2003.  The segment  earned  $494,000 and $551,000,  respectively,  in the same period in
         2002.  Despite the revenue  decrease,  the segment was able to generate  sufficient cash to reduce its borrowings in the quarter.

o        THE  EUROPEAN  SEGMENT had an operating  loss of  $1,163,000  in the first  quarter of 2003 against an operating loss of $771,000 in the first quarter of 2002. The segment  incurred a first  quarter 2003 pre-tax  loss of  $1,150,000.  The loss for the same period of 2002 was
         $807,000.  In Euros, the segment had operating losses and pre-tax losses  of(euro)1,086,000 and(euro)1,073,000, respectively, in the first quarter of 2003 compared to operating losses and pre-tax  losses  of(euro)886,000  and(euro)926,000,  respectively,  in the prior year's first  quarter.  The  fluctuation of the Euro from the first quarter of 2002 to the current quarter  approximated  23% and has negatively  impacted the European  segment  results on a dollar basis.

COMMENTS BY JONATHAN GUSS

Bogen's Chief Executive Officer,  Jonathan Guss, stated,  "Overall our first quarter results reflect the continuing  recession in Europe,  especially in the Telecom sector,  and the weak performance of the U.S. economy,  amplified by the jitteriness of the period leading up to and including the recent
Iraq war. Results in the European segment were also significantly and adversely affected by the lack of any significant orders in our UMS product line. UMS sales typically occur in large,  intermittent blocks, none of which happened to fall in the first quarter of 2003.

"Our balance sheet continues to be strong, in spite of the income statement results.  In particular, we are pleased to note that the borrowing we undertook as part of last year's self-tender  continues its consistent decline."

                                               (more)

Bogen Communications International, Inc.                                                      Page 3
May 15, 2003

COMMENTS BY MICHAEL P. FLEISCHER

Michael P.  Fleischer,  Bogen's  President,  stated,  "The sudden,  sharp drop in sales in the first quarter  justifies the caution we have shown with regard to U.S.  segment costs.  While there is not much good that can be said about the  quarter,  we believe  that a company  that can  sustain a $1.4 million revenue  decrease and still generate cash sufficient to reduce its debt, as our U.S. segment did, has an efficient cost structure and an ability to weather severe economic  storms.  The quarter followed an interesting pattern,  with January quite slow, and February at a near standstill.  March showed a marked rebound,  although not quite climbing back to last year's levels. We believe March's improvement  trend can continue into the second quarter,  and, at this time, we are hopeful that the
U.S. segment's first quarter results will prove anomalous."

ABOUT BOGEN
Bogen  Communications  International,  Inc.,  based in Ramsey,  New  Jersey,  and  Munich,  Germany, develops,  manufactures, and markets telecommunications peripherals, sound processing equipment, and
Unified  Messaging  products and  services.  Bogen's  products are sold to  commercial,  industrial, professional and institutional customers worldwide.

CONFERENCE CALL
Bogen's  management  also  plans to host a  conference  call at 12:00 pm  Eastern  Daylight  Time on
Thursday,  May 15, 2003, to discuss first quarter results.  This conference call will be distributed over  WWW.VCALL.COM.  Listeners may also visit the Company's  website:  WWW.BOGEN.COM at the Company
Info  section,  to access the  conference  call.  To listen to the live call please go to one of the websites at least 15 minutes early to register,  download and install any necessary  audio software.
If you are unable to listen  live,  the  conference  call will be archived  and can be accessed  for approximately 30 days at the websites.

CAUTIONARY FACTORS THAT COULD AFFECT FORWARD-LOOKING STATEMENTS
Except for historical  information  contained herein, the statements made in this release constitute forward-looking  statements that involve certain risks and uncertainties.  Actual results may differ materially from these forward-looking statements.  Among the factors that could cause actual results to differ materially are the following:  competitive factors,  including the fact that the Company's competitors  are highly  focused and may have greater  resources  and/or name  recognition  than the
Company;  continued  stagnation in the U.S. and European  economies;  changes in technology  and the
Company's  ability to develop or acquire  new or  improved  products  and/or  modify and upgrade its existing products; changes in labor, equipment and capital costs; changes in access to suppliers and sub-contractors;  currency  fluctuations in the U.S.  dollar and Euro;  changes in United States and foreign regulations affecting the Company's business; future acquisitions or strategic partnerships;
implementation or termination of strategic  initiatives or transactions;  availability of sufficient capital to finance potential acquisitions on terms satisfactory to the Company; general business and economic conditions; political instability in certain regions; employee turnover; issues relating to the Company's information technology infrastructure,  stability, and performance;  and other factors set forth in the Company's  Annual Report on Form 10-K for the fiscal year ended  December 31, 2002, and Form 10-Q for the quarter  ended  March 31,  2003,  including,  without  limitations,  under the section entitled "Risk Factors"  contained in Item 7 of the Annual Report,  and otherwise  described from time to time in the Company's  reports filed with the Securities and Exchange  Commission.  The
Company  wishes  to  caution  readers  not to  place  undue  reliance  on any  such  forward-looking statements, which are made pursuant to the Private Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company  disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:
Bogen Communications International, Inc.
Maureen A. Flotard, CFO and VP-Finance
(201) 934-8500
WWW.BOGEN.COM

                                           (tables follow)

                      BOGEN COMMUNICATIONS INTERNATIONAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                         (In Thousands of Dollars, Except Per Share Amounts)

                                                                                 March 31,    December 31,
                                                                                   2003         2002
                                                                                -----------   -----------
                                                                                (Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                         $ 4,615      $ 5,379
Trade receivables (net of allowance for doubtful accounts of $532 and $462
    at March 31, 2003, and December 31, 2002, respectively)                         4,985        5,787
Other receivables                                                                      34          370
Inventories                                                                        10,406       10,712
Prepaid expenses and other current assets                                             651          571
Current deferred income taxes                                                       3,549        3,314
                                                                                ----------   ----------
                                                                                ----------   ----------
    TOTAL CURRENT ASSETS                                                           24,240       26,133

Equipment and leasehold improvements, net                                           3,193        3,152
Goodwill                                                                           15,325       15,344
Intangible assets, net                                                                756          834
Deferred income taxes                                                                 497          289
Other assets                                                                          185          181
                                                                                ----------   ----------
                                                                                ----------   ----------
    TOTAL ASSETS                                                                 $ 44,196     $ 45,933
                                                                                ==========   ==========
                                                                                ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Amounts outstanding under revolving credit agreements                             $ 1,500      $ 1,751
Current maturities of capital lease obligations                                         6            5
Accounts payable                                                                    2,072        2,386
Accrued expenses                                                                    5,204        5,834
Income taxes payable                                                                  933        1,004
                                                                                ----------   ----------
                                                                                ----------   ----------
    TOTAL CURRENT LIABILITIES                                                       9,715       10,980

Capital lease obligations                                                               4            6
Minority interest                                                                     242          251
Other liabilities                                                                     102          122
                                                                                ----------   ----------
                                                                                ----------   ----------
    TOTAL LIABILITIES                                                              10,063       11,359
                                                                                ----------   ----------
                                                                                ----------   ----------

STOCKHOLDERS' EQUITY:
Preferred stock - $.001 par value; 1,000,000 shares authorized; none issued
    and outstanding at March 31, 2003, and December 31, 2002                            -            -
Common stock - $.001 par value; 50,000,000 shares authorized; 5,220,243 shares issued and 5,216,671 shares outstanding at March 31, 2003, and 5,217,743
    shares issued and 5,214,171 shares outstanding at December 31, 2002                 5            5
Additional paid-in-capital                                                         29,609       29,599
Deferred compensation                                                                (362)        (489)
Retained earnings                                                                   4,738        5,589
Accumulated other comprehensive income (loss)                                         175          (98)
Treasury stock at cost - 3,572 shares at March 31, 2003, and December 31, 2002        (32)         (32)
                                                                                ----------   ----------
                                                                                ----------   ----------
    TOTAL STOCKHOLDERS' EQUITY                                                     34,133       34,574
                                                                                ----------   ----------
                                                                                ----------   ----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $ 44,196     $ 45,933
                                                                                ==========   ==========
                                                                                ==========   ==========

                                                 4

                      BOGEN COMMUNICATIONS INTERNATIONAL, INC. AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                         (In Thousands of Dollars, Except Per Share Amounts)

                                                             Three Months Ended
                                                       March 31,           March 31,
                                                         2003                2002
                                                     --------------     ---------------
                                                      (Unaudited)        (Unaudited)

Net sales                                                 $ 11,377            $ 12,376
Cost of goods sold                                           6,523               6,943
                                                     --------------     ---------------
    Gross profit                                             4,854               5,433

Operating expenses:
    Research and development                                 1,092                 875
    Selling, general and administrative                      4,919               4,795
    Amortization of intangibles                                 85                  40
                                                     --------------     ---------------
Loss from operations                                        (1,242)               (277)

Other (income) expenses:
    Interest income                                            (13)                (84)
    Interest expense                                            14                  59
    Minority interest of consolidated subsidiaries              (9)                  -
    Other income, net                                          (21)                  4
                                                     --------------     ---------------
Loss before income taxes                                    (1,213)               (256)

Income tax (benefit) expense                                  (362)                 27
                                                     --------------     ---------------
Net loss                                                    $ (851)             $ (283)
                                                     ==============     ===============

Net loss per common share:
    Basic                                                  $ (0.16)            $ (0.03)
    Diluted                                                $ (0.16)            $ (0.03)

Weighted average number of common shares outstanding:
    Basic                                                5,214,449           9,100,745
    Diluted                                              5,214,449           9,100,745

                                                 5

                      BOGEN COMMUNICATIONS INTERNATIONAL, INC. AND SUBSIDIARIES
            RECONCILIATION OF NET LOSS TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
                                      AND AMORTIZATION (EBITDA)
                                      (In Thousands of Dollars)
                                             (Unaudited)

                                                                       Three Months Ended
                                                              March 31,            March 31,
                                                                2003                 2002
                                                             -----------         ------------
Net loss                                                         $ (851)              $ (283)
Adjustments:
    Income tax expense (benefit)                                   (362)                  27
    Interest expense                                                 14                   59
    Interest (income)                                               (13)                 (84)
    Amortization of intangibles                                      85                   40
    Depreciation included in selling, general,
      and administrative expenses                                   272                  304
    Depreciation included in cost of goods sold                     139                  112
                                                             -----------         ------------
      Total adjustments to net loss                                 135                  458
                                                             -----------         ------------
      EBITDA                                                     $ (716)               $ 175
                                                             ===========         ============

EBITDA  represents  income  (loss) before net interest  expense,  income  taxes,  depreciation,  and amortization.  The above table reconciles EBITDA to the Company's net loss for the reported periods, which represents the most comparable measure under accounting  principles  generally accepted in the
United States  ("GAAP").  EBITDA is presented and  discussed  due to  management's  belief that such measure is a useful adjunct to net income (loss) and other GAAP  measurements  as it is a meaningful measure  of a  company's  ability  to meet  its  future  debt  service  requirements,  fund  capital expenditures,  and  meet  working  capital  requirements.  EBITDA  is  not a  measure  of  financial performance  under GAAP and should not be considered as an  alternative to (i) net income (loss) (or any other measure of  performance  under GAAP) as a measure of  performance  or (ii) cash flows from operating,  investing,  or  financing  activities  as an  indicator of cash flows or as a measure of liquidity.

                                                 6

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Bogen Communications International, Inc.

                                                     By: /s/ Maureen A. Flotard
                                                         --------------------------------------------
                                                         Maureen A. Flotard
                                                         Chief Financial Officer

Dated:  May 22, 2003

                                                 7